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                                                                   (EXHIBIT 3.A)

                                                                April 30, 1998
Provident Mutual
1050 Westlakes Dr.
Berwyn, PA 19312

                Re: Providentmutual Life and Annuity Company of America Providentmutual Variable Life Separate Account (File No. 333-10321


Gentlemen:

I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 (File No. 333-10321) for the Providentmutual Variable Life Separate Account.


                                            Sincerely,

                                            Adam Scaramella